UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 4, 2010
K-V Pharmaceutical Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9601	43-0618919
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Woods Drive
Bridgeton, MO	63044
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (314) 645-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(a) On February 4, 2010, the Audit Committee (the “Audit Committee”) of the Board of Directors of K-V Pharmaceutical Company (the “Company”), upon the recommendation of management, concluded that the Company’s previously issued financial statements as of and for the three months ended June 30, 2008 (the “June 30, 2008 Financial Statements”) contained errors in the application of certain accounting practices and procedures. As a result, the June 30, 2008 Financial Statements should no longer be relied upon. In addition, the Company’s prior related earnings and news releases and similar communications should no longer be relied upon to the extent they relate to the June 30, 2008 Financial Statements. Management and the Audit Committee have discussed the determination with KPMG LLP, the Company’s independent registered public accounting firm.
Amended Quarterly Report for the Quarter Ended June 30, 2008 and Status of Other SEC Filings
The Company currently is preparing an amendment (the “Amended June 2008 Form 10-Q”) to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, which was filed with the Securities and Exchange Commission (the “SEC”) on August 11, 2008. As previously disclosed, KPMG LLP was unable to complete the SAS 100 review of the June 30, 2008 Financial Statements. The Amended June 2008 Form 10-Q will contain the restatement of the Company’s consolidated balance sheet as of June 30, 2008 and the related consolidated statements of income and cash flows for the three months ended June 30, 2008. In addition, the Amended June 2008 Form 10-Q will be filed when KPMG LLP has completed its review. The Company intends to file the Amended June 2008 Form 10-Q no later than March 31, 2010.
The Company has been unable to file with the SEC its Form 10-Q for the Company’s second fiscal quarter ended September 30, 2008 (the “September 2008 Form 10-Q”), its Form 10-Q for the Company’s third fiscal quarter ended December 31, 2008 (the “December 2008 Form 10-Q”), its Form 10-K for the Company’s fiscal year ended March 31, 2009 (the “2009 Form 10-K”), its Form 10-Q for the Company’s first fiscal quarter ended June 30, 2009 (the “June 2009 Form 10-Q”), its Form 10-Q for the Company’s second fiscal quarter ended September 30, 2009 (the “September 2009 Form 10-Q”) and its Form 10-Q for the Company’s third fiscal quarter ended December 31, 2009 (the “December 2009 Form 10-Q”). The Company intends to file the September 2008 Form 10-Q, the December 2008 Form 10-Q and the 2009 Form 10-K no later than March 31, 2010. The Company intends to prepare and file the June 2009 Form 10-Q, the September 2009 Form 10-Q and the December 2009 Form 10-Q after it files the reports mentioned above. However, the Company is unable at this time to estimate when the June 2009 Form 10-Q, the September 2009 Form 10-Q and the December 2009 Form 10-Q will be filed with the SEC.
Effect of Restatement on the Quarter Ended June 30, 2008
During the year-end closing process for fiscal year 2009 and in the course of preparing the Company’s consolidated financial statements to be included in the 2009 Form 10-K, management identified errors in the application of certain accounting practices and procedures and the classification of certain expenses. As a result, the Amended June 2008 Form 10-Q will contain the Company’s restated consolidated balance sheet as of June 30, 2008 and restated consolidated statements of income and cash flows for the three months ended June 30, 2008 reflecting restatement adjustments in the following areas: (a) estimated chargeback and Medicaid rebate reserves; (b) capitalization of manufacturing cost variances; (c) accrued vacation expense; (d) accounting for materials used in research and development activities; (e) accounting for stock-based compensation; (f) accounting for property and equipment; (g) accounting for financing arrangements; and (h) accounting for customer and supplier agreements.
The Company expects the restatement adjustments to reduce (1) consolidated net revenues by between approximately $12 million and $14 million, (2) income before income taxes by between approximately $10 million and $12 million and (3) net income for the three months ended June 30, 2008 by between approximately $6 million and $8 million. Additionally, the Company expects to record a reduction in previously reported diluted earnings per share by between approximately $0.12 and $0.14 for its Class A common stock and by between approximately $0.10 and $0.12 for its Class B common stock for the three months ended June 30, 2008.The Company expects that the cash balance previously reported in the June 30, 2008 Financial Statements will remain unchanged.

Effect on Prior Annual and Interim Periods
The Company has also identified errors in the application of certain accounting practices and procedures in the interim and annual periods prior to the quarter ended June 30, 2008. The Company is assessing the materiality of the impact of these errors on such prior periods to determine if the impact of the errors on prior period consolidated financial statements is material. The Company plans to provide a further update after management has completed its assessment and the Audit Committee has made its final determination based on management’s recommendation.
Identification of Material Weaknesses in Internal Controls Over Financial Reporting
The Company plans to include in the 2009 Form 10-K and the Amended June 2008 Form 10-Q a discussion of a number of material weaknesses in internal controls over financial reporting related to the adjustments noted above that have been identified in the following major areas: (a) entity level controls including an ineffective control environment, (b) financial statement preparation and review procedures and (c) application of accounting principles. As a result of the material weaknesses, management has concluded that we did not maintain effective internal control over financial reporting as of March 31, 2009 and as of June 30, 2008 based on the criteria established in COSO’s Internal Control — Integrated Framework. The 2009 Form 10-K and the Amended June 2008 Form 10-Q will more fully describe the Company’s material weaknesses in internal controls over financial reporting as well as the Company’s remediation plans.
Cautionary Note Regarding Forward-looking Statements
This Current Report on Form 8-K contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and that may be based on or include assumptions concerning the operations, future results and prospects of the Company. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.
All statements that address expectations or projections about the future, including without limitation, statements about product development, product launches, regulatory approvals, governmental and regulatory actions and proceedings, market position, acquisitions, sale of assets, revenues, expenditures, resumption of manufacturing and distribution of products and the impact of the recall and suspension of shipments on revenues, and other financial results, are forward-looking statements.
All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, the Company provides the following cautionary statements identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions.
Such factors include (but are not limited to) the following:
(1)	the ability to continue as a going concern;

(2)	the consent decree between the Company and the U.S. Food and Drug Administration (the “FDA”) and the Company’s suspension of the production and shipment of all of the products that the Company manufactures and the related nationwide recall affecting all of the products that the Company manufactures, as well as the related material adverse effect on the Company’s revenue, assets and liquidity and capital resources, all as more fully described in the Company’s Form 8-K filed with the SEC on January 26, 2009, the Company’s Form 8-K filed with the SEC on February 26, 2009, the Company’s Form 8-K filed with the SEC on March 3, 2009, the Company’s Form 8-K filed with the SEC on April 30, 2009, the Company’s Form 8-K filed with the SEC on July 24, 2009 and the Company’s Form 8-K filed with the SEC on November 12, 2009;

(3)	the degree to which the findings of the Audit Committee inquiry referenced in the Company’s Form 10-Q for the quarter ended June 30, 2008, the Company’s Form 12b-25 filed with the SEC on November 13, 2008, the Company’s Form 12b-25 filed with the SEC on February 2, 2009, the Company’s Form 12b-25 filed with the SEC on June 6, 2009, the Company’s Form 8-K filed with the SEC on June 23,

2009, the Company’s two Form 12b-25s filed with the SEC on November 10, 2009, as well as certain other of the Company’s SEC filings, could have a material impact on the Company’s financial results;
(4)	changes in the current and future business environment, including interest rates and capital and consumer spending;

(5)	the difficulty of predicting FDA approvals, including timing, and that any period of exclusivity may not be realized;

(6)	the possibility of not obtaining FDA approvals or delay in obtaining FDA approvals;

(7)	acceptance of and demand for the Company’s new pharmaceutical products;

(8)	the introduction and impact of competitive products and pricing, including as a result of so-called authorized-generic drugs;

(9)	new product development and launch, including the possibility that any product launch may be delayed;

(10)	reliance on key strategic alliances;

(11)	the availability of raw materials and/or products manufactured for the Company under contract manufacturing arrangements with third parties;

(12)	the regulatory environment, including regulatory agency and judicial actions and changes in applicable law or regulations;

(13)	fluctuations in revenues;

(14)	the difficulty of predicting international regulatory approvals, including timing;

(15)	the difficulty of predicting the pattern of inventory movements by the Company’s customers;

(16)	the impact of competitive response to the Company’s sales, marketing and strategic efforts, including the introduction or potential introduction of generic or competing products against products sold by the Company and its subsidiaries;

(17)	risks that the Company may not ultimately prevail in litigation, including challenges to the Company’s intellectual property rights by actual or potential competitors or to the Company’s ability to market generic products due to brand company patents and challenges to other companies’ introduction or potential introduction of generic or competing products by third parties against products sold by the Company or its subsidiaries, including without limitation the litigation and claims referred to in Note 16 of the Notes to the Consolidated Financial Statements in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 and under the heading “Certain Other Matters” in the Company’s Form 8-K filed with the SEC on April 30, 2009;

(18)	the possibility that the Company’s current estimates of the financial effect of certain announced product recalls could prove to be incorrect;

(19)	whether any product recalls or product introductions result in litigation, agency action or material damages;

(20)	the satisfaction or waiver of the terms and conditions for the acquisition of the full U.S. and worldwide rights to Gestiva™ set forth in the previously disclosed Gestiva™ acquisition agreement, as amended;

(21)	the series of putative class action lawsuits alleging violations of the federal securities laws by the Company and certain individuals, all as more fully described in the Company’s Form 8-K filed with the SEC on January 26, 2009, the Company’s Form 8-K filed with the SEC on February 26, 2009, the Company’s Form 8-K filed with the SEC on April 30, 2009, as well as certain other of the Company’s SEC filings;

(22)	the possibility that insurance proceeds are insufficient to cover potential losses that may arise from litigation, including with respect to product liability or securities litigation;

(23)	the informal inquiry initiated by the SEC and any related or additional governmental investigative or enforcement proceedings, including actions by the FDA and the U.S. Department of Justice, all as more fully described in the Company’s Form 8-K filed with the SEC on January 26, 2009, the Company’s Form 8-K filed with the SEC on February 26, 2009, the Company’s Form 8-K filed with the SEC on April 30, 2009, the Company’s Form 8-K filed with the SEC on July 24, 2009 and the Company’s Form 8-K filed with the SEC on November 12, 2009;

(24)	delays in returning, or failure to return, certain or many of the Company’s approved products to market, including loss of market share as a result of the suspension of shipments, and related costs;

(25)	the ability to sell or license certain assets, and the terms of such transactions;

(26)	the possibility that default on one type or class of the Company’s indebtedness could result in cross default under, and the acceleration of, the Company’s other indebtedness;

(27)	difficulties and uncertainties with respect to obtaining additional capital;

(28)	the possibility that the failure to timely file the Company’s Annual Report on Form 10-K for fiscal year 2009 with the SEC could result in the delisting of the Company’s securities by the New York Stock Exchange; and

(29)	the risks detailed from time to time in the Company’s filings with the SEC.
This discussion is not exhaustive, but is designed to highlight important factors that may impact the Company’s forward-looking statements.
Because the factors referred to above, as well as the statements included elsewhere in this Current Report on Form 8-K, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by the Company or on the Company’s behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-looking Statements” and the risk factors that are included under the heading “Item 1A—Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2008, as supplemented by the Company’s subsequent SEC filings. Further, any forward-looking statement speaks only as of the date on which it is made and the Company is under no obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K. New factors emerge from time to time, and it is not possible for the Company to predict which factors will arise, when they will arise and/or their effects. In addition, the Company cannot assess the impact of each factor on the Company’s future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-V Pharmaceutical Company

By:	/s/ David A. Van Vliet

David A. Van Vliet
Interim President and Interim Chief Executive Officer

Date: February 10, 2010